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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 6, 2004

                                       ZAP

             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                      0-303000                94-3210624
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


                                501 FOURTH STREET
                              SANTA ROSA, CA, 95401
                    (Address of principal executive offices)

                                 (707) 525-8658
               Registrant's telephone number, including area code


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 8.01  Other Events.

On September 15, 2004, the registrant issued a press release titled " ZAP signs $100 million exclusive agreement for Apollo Fuel Cell Technology". This agreement was between Voltage Vehicles, a subsidiary of the registrant and Apollo Energy Systems, Inc.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Description
-----------   -----------

   99.1       Press Release dated September 15, 2004
   99.2 Master Distribution Agreement Between Apollo Energy Systems, Inc. and Voltage Vehicles Corporation, a Subsidiary of ZAP

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October  6, 2004

ZAP

BY: /s/ Steven Schneider
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    Steven M. Schneider,
    Chief Executive Officer